Sandler O'Neill & Partners, L.P. Financial Services Conference June 8th and 9th, 2006

Forward-Looking Statements Some of the statements in this presentation may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These statements include forward-looking statements both with respect to the insurance sector in general and the Company specifically. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These forward-looking statements may include, among other things: statements and assumptions relating to future growth, earnings, earnings per share and other financial performance measures, as well as management's short-term and long-term performance goals; statements relating to the anticipated effects on results of operations or financial condition from recent and expected developments or events; statements relating to the Company's business and growth strategies; and any other statements or assumptions that are not historical facts. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. The Company believes that these factors include but are not limited to those described under "Risk Factors" in its registration statement filed with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. 3

Overview of Our Business Riverview NAIA Mayfair Re Proformance Insurance Company National Atlantic Holdings Corporation We provide property and casualty insurance and insurance-related services to individuals, families and businesses in the State of New Jersey. We distribute exclusively through independent agencies, most of whom own NAHC stock and are referred to as Partner Agents. Fee-Based Businesses 5

The Growth Road Map Capture a Larger Share of Our Partner Agents' Business Diversification of Revenue Sources by Expanding Homeowners and Commercial Lines Businesses Focus on Bottom Line Growth Acquire New Books of Business through Replacement Carrier Transactions as Opportunities Arise Market the Services of Our Non-Insurance Subsidiaries to Third Parties 7

Sources: The U.S. Census Bureau 2004 American Community Survey. Risk Information Inc. Auto Insurance Report (3) A.M. Best (4) Company estimate based on data from A.M. Best (5) Estimates of personal income for 2004 from the Bureau of Economic Analysis, an agency of the U.S. Department of Commerce. Partner Agent Locations (125) Active RCS Agent Primary Locations (84) Personal Income per County (5) (in bn): > $20 $10 - $20 $ 5 - $10 < $5 New Jersey's Attractive Demographics Bergen Hudson Monmouth Middlesex Camden Burlington Essex Somerset Ocean Cape May Union Hunterdon Sussex Warren Mercer Gloucester Atlantic Salem Morris Cumberland Passaic 3.1 million households (1) #1 median household income (1) #1 average auto insurance expenditure (2) Robust P&C market with $16.9 billion in direct written premiums (3) Commercial lines market approx. $9.2 billion (4) 9

Focus on target (better) market Higher renewal retention Very convenient: Difficult for competitors to replicate Customized Packaged Product Offering - Personal Lines One Policy, One Bill Property, Auto, Boat, Umbrella "High Proformance Policy" 11

Small to medium-sized "Main Street" businesses Domain of independent insurance agents Customized Packaged Product Offering - Commercial Lines Combined Single Bill Available Property, Auto, General Liability and Commercial Excess Commercial Multi-Line Coverage 13

We continue to diversify our product mix Homeowners Personal Auto Commercial Auto 2005 0.071 0.846 0.083 Homeowners Personal Auto Commercial Auto 2005 0.106 0.771 0.123 Homeowners Personal Auto Commercial Auto 2005 0.15 0.704 0.146 Homeowners Personal Auto Commercial Lines 2004 2005 2006 15

The Growth Opportunity Within Our Ranks 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Other Carriers Proformance 2005 0.95 0.05 Our Partner Agents' Market Share New Jersey P&C Market (2) (3) Direct and Other Agents Partner Agents East 82 18 Direct Written Premiums = $16.9 billion Direct Written Premiums = Approx. $3 billion New Jersey Property and Casualty Market Channel Distribution Other Carriers 95% Proformance 5% 17

Diluted Earnings Per Share Since IPO 19

Contact Information For further information, please visit our web site at www.national-atlantic.com. To request a copy of our annual report or other materials, please call our investor relations department at 732-665-1459 or send an e-mail to payne-smith@national-atlantic.com. 21